Exhibit 10.49

THIRD AMENDMENT TO SHARE EXCHANGE AGREEMENT

THIS AMENDING AGREEMENT is made as of September 26, 2025.

BETWEEN:

REALLOYS INC. (“REA” or the “Company”), a Nevada corporation with an office at 7280 W Palmetto

Park Rd, Boca Raton, FL, 33433,

- and –

PMT CRITICAL METALS INC. (“PMTCM”), an Ohio corporation with an address of 24112

Rockwell Drive, Euclid, Ohio, 44117,

- and –

POWDERMET, INC. (“Powdermet”), with a notice address of 24112 Rockwell Drive, Euclid, Ohio,

44117,

- and –

PMT METALS LLC (“PMTMetals”), with a notice address of 24112 Rockwell Drive, Euclid, Ohio,

44117.

RECITALS

WHEREAS the Company, PMTCM, Powdermet and PMTMetals entered into a Share Exchange Agreement dated March 31, 2025, as amended on June 22, 2025 and July 15, 2025 (collectively, the “Share Exchange Agreement”);

AND WHEREAS the Parties desire to further amend the Share Exchange Agreement as amended, to establish a revised payment plan;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT, in consideration of the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.	Definitions. All capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Share Exchange Agreement.

2.	Revised Payment Obligations. The Parties hereby agree that the following payment schedule shall apply:

i.	US$100,000 shall be payable on September 30, 2025;

ii.	US$100,000 shall be payable on October 14, 2025; and

iii.	the remainder of the payments shall be made upon the closing of REA’s merger with BLBX and the Company becoming a publicly traded company.

For clarity, the foregoing payments shall remain due on the specified dates regardless of REA’s capital raises.

3.	Reaffirmation. Except as expressly amended by this Third Amendment, all other terms and conditions of the Share Exchange Agreement, as previously amended, are hereby ratified and reaffirmed. In the event of any conflict between this Third Amendment and the Share Exchange Agreement or earlier amendments, the provisions of this Third Amendment shall control.

4.	Counterparts. This Amendment may be executed in counterparts and delivered by electronic transmission, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

<<Signature page follows>>

IN WITNESS WHEREOF the Parties hereto have executed this Agreement and agree to be bound thereby with effect as of the date first written above.

REALLOYS INC.

/s/ Leonard Sternheim
Authorized Signatory

PMT CRITICAL METALS INC.

/s/ Andrew Sherman
Authorized Signatory

POWDERMET, INC.

/s/ Andrew Sherman
Authorized Signatory

PMTMETALS LLC

/s/ Andrew Sherman
Authorized Signatory